UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 15, 2014

SENTIO HEALTHCARE PROPERTIES, INC.

 (Exact name of registrant as specified in its charter)

Maryland	000-53969	20-5721212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

189 South Orange Ave, Suite 1700

Orlando, FL 32801

(Address of principal executive offices)

407-999-7679

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.

Sale of Preferred Units in our Operating Partnership

On December 15, 2014, a purchase of securities (the “Put Exercise”) was completed by Sentinel RE Investment Holdings, LP, an affiliate of Kohlberg Kravis Roberts & Co., (the “Investor”) pursuant to the Securities Purchase Agreement (the “Purchase Agreement”) dated as of February 10, 2013, as amended, between Sentio Healtchare Properties, Inc. (the “Company,” “we,” or “us”), Sentio Healthcare Properties OP, L.P. (our “Operating Partnership”), and the Investor. The Purchase Agreement and the transactions contemplated thereunder were previously reported in the Company’s Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission on February 12, 2013.

Pursuant to the Put Exercise, the Investor purchased the following securities for an aggregate purchase price of $5.69 million:

•	56,880 newly-issued Series B Convertible Preferred Units of limited partnership interest of the Operating Partnership (the “Series B Preferred Units”), which are convertible into approximately 567,665 shares of the Company’s common stock at the currently effective conversion price.

After giving effect to the Put Exercise, 981,100 Series B Preferred Units remain issuable under the Purchase Agreement. The obligation of the Investor to purchase additional Series B Preferred Units under the Purchase Agreement is conditioned upon, among other things, the receipt of notice from us of the intention to sell a specified amount of securities to the Investor to finance a proposed real estate acquisition.

Disclosure concerning the other terms and conditions of the Series B Preferred Units, the transfer and registration thereof and the covenants in the Purchase Agreement and the related agreements is incorporated herein by reference from the Prior 8-K. The above summary of the issuance of the Series B Preferred Units does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement and related agreements attached to the Prior 8-K as Exhibits 10.1, 10.2 and 10.3, and incorporated by reference herein.

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES.

The Put Exercise was made pursuant to the private placement exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated by the SEC thereunder. The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTIO HEALTHCARE PROPERTIES, INC.

Dated: December 19, 2014	By:	/s/ Sharon C. Kaiser
Sharon C. Kaiser,
Chief Financial Officer